DundeeWealth Funds

                      Mount Lucas U.S. Focused Equity Fund

                                 Class I Shares
                                 Class II Shares

                         Supplement Dated April 23, 2010
           to the Prospectus dated January 31, 2010, as supplemented, to the Summary Prospectus dated January 31, 2010, as supplemented, and to the Statement of Additional Information ("SAI") dated January 31, 2010



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THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND THE SAI.


Effective immediately, Roger Alcaly no longer serves as Portfolio Manager to the Mount Lucas U.S. Focused Equity Fund. As a result, all information regarding Mr. Alcaly is hereby removed from the Prospectus and the SAI.





                 Please keep this Supplement with your records.